                            UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K


           QUARTERLY REPORT PURSUANT TO SECTION 10 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report. . . . . . . . . . . . . . . . . . . .   November 18, 1996

Commission file number:  33-68570



                            LEGGOONS, INC.
         ----------------------------------------------------
        (Exact name of registrant as specified in its charter)


            MISSOURI                             43-1239043
      ----------------------       -------------------------------------
     (State of incorporation)     (I.R.S. Employer Identification number)

              400 South Lindell, Vandalia, Missouri, 63382
           ---------------------------------------------------
          (Address of principal executive offices and Zip Code)

                            (573) 594-6418
          --------------------------------------------------
         (Registrant's telephone number, including area code)

                                 N/A
       -----------------------------------------------------------
      (Former name or former address, if changed since last report)












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Item 5. Other Events
--------------------
     On November 12, 1996, the Board of Directors of the Company approved the extension of the exercise date of the Company's Class A Common Stock Purchase Warrants to November 18, 1997.


Item 7. Financial Statements and Exhibits.
------------------------------------------
     (c)   November 14, 1996, Press Release



                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                          LEGGOONS, INC.
BY(Signature)                         /s/ Steven D. Walters
(Date)                                Novermber 18, 1996
(Name and Title)                      Steven D. Walters
                                      Chief Financial Officer





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LEGGOONS, INC.
400 South Lindell
Vandalia, Missouri  63382


                                                     PRESS RELEASE



FOR RELEASE:  IMMEDIATELY
    CONTACT:  JAMES S. CLINTON   (573) 594-6418
              STEVEN D. WALTERS (314) 441-3894

                    LEGGOONS EXTENDS WARRANT EXERCISE DATE

VANDALIA, MISSOURI -- November 14, 1996 -- LEGGOONS, INC., (OTC ISSUE: LGNS, LGNSW) announced today that on November 12, 1996, the Board of Directors of the Company approved the extension of the exercise date of the Company's Class A Common Stock Purchase Warrants to November 18, 1997. In all other respects the terms and conditions of the Warrants remain the same. The Class A Common Stock Purchase Warrants are exercisable at three (3) warrants and $3.75 per common share.

     At October 31, 1996, the Company had outstanding 900,000 Class A Common Stock Purchase Warrants.





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